UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2006

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

Securities Class Actions Settlement

On January 3, 2007, CMS Energy Corporation ("CMS Energy") and other parties entered into a Memorandum of Understanding, dated December 28, 2006 (the "MOU"), subject to court approval, regarding settlement of two class action lawsuits which alleged that the defendants violated United States securities laws and regulations by making allegedly false and misleading statements about CMS Energy’s business and financial condition, particularly with respect to revenues and expenses recorded in connection with round-trip trading by CMS Marketing, Services and Trading Company. The settlement was approved by a special committee of independent directors and by the full board of directors. Both judged that it was in the best interests of shareholders to eliminate this business uncertainty. The MOU is expected to lead to a detailed stipulation of settlement that will be presented to the assigned federal judge and the affected class in the first quarter of 2007.

Beginning in May 2002, a number of complaints were filed against CMS Energy, Consumers Energy Company ("Consumers"), and certain officers and directors of CMS Energy and its affiliates. The cases were consolidated into a single lawsuit (the "Shareholder Action") and in January 2005, the court granted a motion to dismiss Consumers and three of the individual defendants, but denied the motions to dismiss CMS Energy and the 13 remaining individual defendants. In March 2006, the court conditionally certified a class consisting of "all persons who purchased CMS Common Stock during the period of October 25, 2000 through and including May 17, 2002 and who were damaged thereby." The court excluded purchasers of CMS Energy’s 8.75% Adjustable Convertible Trust Securities ("ACTS") from the class and, in response, a new class action lawsuit was filed on behalf of ACTS purchasers (the "ACTS Action") against the same defendants named in the Shareholder Action. The settlement if approved will resolve both the Shareholder and ACTS Actions.

Under the terms of the MOU, the litigation will be settled for a total of $200 million, including the cost of administering the settlement and any attorney fees the court awards. CMS Energy will make a payment of $123.5 million plus an amount equivalent to interest on the outstanding unpaid settlement balance beginning on the date of preliminary approval of the Court and running until the balance of the settlement funds is paid into a settlement account. Of this amount, CMS Energy’s insurers will pay $76.5 million. CMS Energy has established a $123.5 million reserve and taken a resulting pre-tax charge to 2006 earnings in the fourth quarter. In entering into the MOU, CMS Energy makes no admission of liability under the Shareholder Action and the ACTS Action.

The settlement amount can be paid and the liquidity needs for CMS Energy’s continuing operations can be met from cash from operations and available cash.

Attached hereto as Exhibits 99.1 and 99.2, respectively, are the MOU dated December 28, 2006 and a CMS Energy News Release dated January 5, 2007, which are incorporated by reference herein.

Arbitration Award in DIG/DFD Dispute

On January 5, 2007, CMS Energy announced that it had received the award of the American Arbitration Association (the "AAA") dated December 21, 2006 regarding disputes with Duke/Flour Daniel ("DFD") and others pertaining to the construction of the Dearborn Industrial Generation Project, a 710 megawatt natural gas-fueled cogeneration facility located in Dearborn, Michigan (the "DIG Project").

In October 2001, DFD, the primary construction contractor for the DIG Project, presented the Dearborn Industrial Generation, LLC, an indirect wholly owned subsidiary of CMS Energy and developer of the DIG Project ("DIG") with a change order to their construction contract and filed an action in Michigan state court against DIG, claiming contractual damages in the amount of $110 million, plus interest and costs. DFD also filed a construction lien for the $110 million. DIG contested both of the claims made by DFD. In addition to drawing down on three letters of credit totaling approximately $30 million that it obtained from DFD, DIG filed an arbitration claim against DFD asserting in excess of an additional $75 million in claims against DFD. The judge in the Michigan state court case entered an order staying DFD’s prosecution of its claims in the court case and permitting the arbitration to proceed. The arbitration considered the claims of both parties. The arbitration hearing concluded on September 28, 2006.

The AAA arbitration panel awarded DIG approximately $25 million, including interest, on its various claims against DFD presented in the arbitration. The panel also awarded DFD approximately $5 million on its claims and credited DFD approximately $30 million, plus $2 million in interest, for the three letters of credit DIG drew against DFD. This resulted in a net amount due DFD, inclusive of interest, in the amount of approximately $12 million, which is payable upon entry of judgment in Wayne County Circuit Court and within the applicable time periods contained in the Michigan Court Rules. CMS Energy has previously accrued a liability of approximately $30 million in this matter and has recorded fourth quarter pre-tax earnings of approximately $18 million because of the arbitration result.

Attached hereto as Exhibit 99.2 is a CMS Energy News Release dated January 5, 2007, which provides more information about the award and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Memorandum of Understanding dated December 28, 2006
99.2 CMS Energy’s News Release dated January 5, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K/A and Consumers’ Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ subsequently filed Forms 10-Q (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Executive Officer

Consumers Energy Company

January 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Memorandum of Understanding dated December 28, 2006
99.2	CMS Energy's News Release dated January 5, 2007